Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the Annual Report of World Wide Motion Pictures Corporation (the “Corporation”) on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Hancock, Vice Chairman of the Board of Directors and Finance Committee Chairman of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

              (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Paul D. Hancock Paul D. Hancock Vice Chairman of the Board of Directors and Chairman of the Finance Committee December 22, 2006